                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into effective as of the _____ day of ______________, 1994, by and among GULF WEST BANKS, INC., a Florida corporation, GORDON W. CAMPBELL, an individual ("Campbell"), and JOHN WM. GALBRAITH, an individual ("Galbraith"). Campbell and Galbraith are sometimes hereinafter individually referred to as a "Shareholder" and collectively as the "Shareholders."

                              W I T N E S S E T H :

         WHEREAS, Campbell is the Chairman of the Board and President of the Company and owns or has the right to acquire 210,447 shares (the "Campbell shares") of the Company's Common Stock (as defined below);

         WHEREAS, Galbraith is a director of the Company and owns or has the right to acquire 294,562 shares (the "Galbraith shares") of the Company's Common Stock (as defined below);

         WHEREAS, the Shareholders have requested to obtain from the Company, and the Company has agreed to grant to the Shareholders, certain rights with respect to the Shares (as defined below) owned by the Shareholders.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound thereby, agree as follows:

         SECTION 1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the following meanings (all terms defined in this Agreement in this singular to have the same meanings when used in the plural and vice versa):

         (a) "Act" shall mean the Securities Act of 1933, as amended.

         (b) "Campbell" shall have the meaning set forth in the preamble hereto.

         (c) "Campbell shares" shall have the meaning set forth in the preamble hereto.

         (d) "Commission" shall mean the United States Securities and Exchange Commission.

         (e) "Common Stock" shall mean the Company's common stock, par value $1.00 per share, including the Shares.

         (f) "Company" shall mean Gulf West Banks, Inc., a Florida corporation.

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
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         (h) "Galbraith" shall have the meaning set forth in the preamble hereto.

         (i) "Galbraith shares" shall have the meaning set forth in the preamble hereto.

         (j) "IPO" shall mean an initial public offering by the Company.

         (k) "Shares" shall mean the Campbell shares and the Galbraith shares, collectively.


         SECTION 2. REGISTRATION RIGHTS.

         (a) If the Company shall file a registration statement (other than pursuant to subsection (b) below and other than any registration statement on Form S-4, Form S-8, or any successor form or other form not permitting registration of securities offered by selling security holders) with the Commission at any time while any of the Shares are owned by the Shareholders, the Company shall give each of the Shareholders at least 45 days' prior written notice of the filing of such registration statement. If requested by any Shareholder in writing within 30 days after receipt of such notice, the Company shall, at the Company's sole expense (other than fees and disbursements of counsel for any of the Shareholders and the underwriting discounts and commissions, if any, payable in respect of the Shares sold by any Shareholder), register or qualify all or, at each Shareholder's option, any portion of the Shares of any Shareholder who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable.

         (b) If, at any time after the date of this Agreement, the Company shall receive the written request from any Shareholder to register the offer and sale of all or part of his Shares, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of such Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, that the Company shall only be obligated to file one registration statement for each Shareholder under this paragraph (b) for which all expenses incurred in connection with such registration (other than fees and disbursements of counsel for any of the Shareholders and the underwriting discounts and commissions, if any, payable in respect of the Shares sold by any Shareholder) shall be borne by the Company. Within three business days after receiving any request contemplated by this Section 2(b), the Company shall give written notice to the other Shareholder, advising him that the Company is proceeding with such registration and offering to include therein all or any portion of such other Shareholders' Shares, provided that the Company receives a written request to do so from such Shareholder within 30 days after receipt by him of the Company's notice. Notwithstanding the foregoing provisions of this
Section 2(b), if the Company shall receive a written request from any Shareholder to register the offer and sale of all or part of his Shares pursuant to this Section 2(b) and, at the time the Company receives such request, the Company (in its sole discretion) believes that it would not be in the best interests of the Company to begin


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the preparation and filing of a registration statement due to other activities or operations undertaken by the Company at such time, then the Company may delay beginning the preparation and filing of the registration statement for a period not to exceed 180 days from the date on which the Company receives such request.

         (c) Notwithstanding any other provision of this Section 2, if the Company shall receive a written request from any Shareholder to register the offer and sale of all or part of his Shares pursuant to Section 2(b) above and, at the time the Company receives such request, the Company intends to begin (or has already begun) the preparation and filing of a registration statement (other than any registration statement on Form S-4, Form S-8, or any successor form or other form not permitting registration of securities offered by selling security holders) with the Commission relating to the offer and sale of shares of Common Stock for the Company's account, the Company may proceed with such registration and treat such Shareholder's request as if it were made pursuant to Section 2(a) above and subject to the other terms and conditions set forth herein.

         (d) Notwithstanding any other provision of this Section 2, if the managing underwriter of any offering covered by a registration statement described in Sections 2(a), 2(b), or 2(c) above advises the Shareholders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Common Stock held by shareholders other than the Shareholders ("Other Shareholders") shall first be excluded from such registration on a pro rata basis in proportion to ownership of Common Stock (treating for such purposes convertible securities as if converted into Common Stock) by the Other Shareholders to the extent so required by such limitation. Thereafter, the Shares held by the Shareholders shall be excluded from such registration on a pro rata basis in proportion to ownership of Shares (treating for such purposes convertible securities as if converted into Common Stock) by the Shareholders to the extent required by such limitation.

         (e) In the event of a registration pursuant to this Section 2, the Company shall use its best efforts to cause the Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as any Shareholder may reasonably request; provided, however, that the Company shall not by reason of this Section 2(e) be required to qualify to do business in any state in which its is not otherwise required to qualify to do business or to file a general consent to service of process.

         (f) The Company shall keep effective any registration or qualification contemplated by this Section 2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Shareholders to complete the offer and sale of the Shares covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine months from the date on which the Shareholders are first free to sell such Shares; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Shares beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Shares for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.


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         (g) In the event of a registration pursuant to the provisions of this
Section 2, the Company shall furnish to each Shareholder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents as any Shareholder may reasonably request to facilitate the disposition of the Shares included in such registration.

         (h) In the event of a registration pursuant to the provisions of this
Section 2, the Company shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Shares.


         SECTION 3. INDEMNIFICATION.

         (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Shareholder from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 3, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Shares, or (B) in any application or other document or communication (in this Section 3 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Shareholder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         If any action is brought against any Shareholder (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other


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
than pursuant to this Section 3(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 3 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment, in or otherwise seek to terminate, any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Shareholders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Shares or any preliminary prospectus, final prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Shares.

         (b) Each Shareholder participating in any registration agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Shares held by the Shareholder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Shareholders in Section 3(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Shareholder by or on behalf of such Shareholder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against a Shareholder pursuant to this Section 3(b), such Shareholder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 3(a).


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         (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 3(a) or 3(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Shareholders of the Shares included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to all losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Shareholders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Shareholders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Shareholders agree that it would be unjust and inequitable if the respective obligations of the Company and the Shareholders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Shareholders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 3(c). In no case shall any Shareholder be responsible for a portion of the contribution obligation imposed on all Shareholders in excess of his pro rata share based on the number of Shares owned by him and included in such registration as compared to the number of Shares owned by all Shareholders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 3(c), each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 3(c). Anything in this
Section 3(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 3(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.


         SECTION 4. ASSIGNMENT OF REGISTRATION RIGHTS. Rights under this Agreement may be assigned by each Shareholder to transferees or assignees of such Shareholder's Shares; provided, however, that the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if, immediately following such transfer or assignment,


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the further disposition of such securities by the transferee or assignee is restricted under the Act. The term "Shareholders" as used in this Agreement includes permitted assignees of rights under this Agreement in accordance with this Section 4.


         SECTION 5. LOCK-UP AGREEMENT. Each Shareholder agrees, in connection with an IPO of Common Stock, upon request of the underwriters managing such initial public offering, to enter into a lock-up agreement with the managing underwriters providing that such Shareholder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares without the prior written consent of such underwriters until 180 days following the closing of the IPO.


         SECTION 6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Shareholder that such Shareholder shall furnish to the Company such information regarding himself, the Shares held by him, and the intended method of distribution of such securities as shall be reasonably required to effect the registration of the Shares and shall execute such documents in connection with such registration as the Company may reasonably request.


         SECTION 7. MISCELLANEOUS.

         (a) A copy of this Agreement shall be filed with the Secretary of the Company.

         (b) The provisions of this Agreement shall be deemed to apply equally to the Shares or other securities distributed in respect of the Shares.

         (c) At any time and from time to time each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         (d) Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to him or it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

         (e) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, as follows:

         If to the Company:         Gulf West Banks, Inc.
                                    425 22nd Avenue North


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                                    St. Petersburg, FL 33704
                                    fax: 813-823-7675

         If to Campbell:            ___________________________
                                    ___________________________
                                    ___________________________

         If to Galbraith:           ___________________________
                                    ___________________________
                                    ___________________________

Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 7(e) shall be deemed given at the time of receipt thereof.

         (f) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be amended only by a written instrument executed by the Company and by each Shareholder who is adversely affected by such amendment.

         (g) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and shall inure to the benefit of each indemnified party under Section 3.

         (h) Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         (i) If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         (j) This Agreement shall terminate on such date as the Shareholders own no Shares, provided that nothing herein shall affect any rights or obligations which arise prior to such termination or under Section 3 hereof.

         (k) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         (l) Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.


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         (m) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to principals of conflict of law thereunder.

         (n) The Company and each Shareholder irrevocably consent to the jurisdiction of the courts of the State of Florida and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such other document or instrument. In any such action or proceeding, the Company and each Shareholder waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 7(e). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint, or other process. Should the party so served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount or other relief as demanded in any summons, complaint, or other process so served.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

WITNESSES:
                                        GULF WEST BANKS, INC.


                                        By:
-----------------------------------        -------------------------------------

                                        Name:
-----------------------------------          -----------------------------------

                                        Title:
                                              ----------------------------------


                                        GORDON W. CAMPBELL



-----------------------------------     ----------------------------------------
                                        Gordon W. Campbell, an individual

-----------------------------------


                                        JOHN WM. GALBRAITH



-----------------------------------     ----------------------------------------
                                        John Wm. Galbraith, an individual

-----------------------------------


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